Exhibit 99.1

Investor Contact:	Media Contact:
Andrey Galiuk	Adrian Sakowicz
Vice President - Corporate Development	Vice President - Communications
and Investor Relations	(630) 743-5039
(630) 743-5131	asakowicz@dovercorp.com
agaliuk@dovercorp.com

DOVER REPORTS THIRD QUARTER 2019 RESULTS; TIGHTENS FULL YEAR 2019 ADJUSTED EPS GUIDANCE TO $5.82 TO $5.85

Reports organic revenue growth of 6%, significant operating margin accretion, and adjusted diluted EPS growth of 18%

DOWNERS GROVE, Ill., October 17, 2019 — Dover (NYSE: DOV), a diversified global manufacturer, announced its financial results for the third quarter ended September 30, 2019.

	Three Months Ended September 30,			Nine Months Ended September 30,
($ in millions, except per share data)	2019	2018	% Change	2019	2018	% Change
U.S. GAAP from continuing operations
Revenue	$1,825	$1,747	4%	$5,361	$5,183	3%
Earnings [1]	206	157	31%	510	433	18%
Diluted EPS [1]	1.40	1.05	33%	3.47	2.82	23%

Non-GAAP from continuing operations
Adjusted earnings	235	203	15%	646	545	19%
Adjusted diluted EPS	1.60	1.36	18%	4.40	3.55	24%

1 Q1 2019 included a $46.9 million ($0.32 of EPS) non-cash after-tax loss on assets held for sale related to Finder Pompe S.r.l.

A full reconciliation between GAAP and adjusted measures is included as an exhibit herein.

Third Quarter 2019 Financial Results:

For the third quarter ended September 30, 2019, revenue was $1.8 billion, an increase of 4.5% over the prior year. The increase in the quarter was driven by organic growth of 5.6% and acquisition growth of 1.0%, partially offset by a 1.6% unfavorable impact from foreign exchange ("FX") and 0.5% due to dispositions.

Earnings from continuing operations of $206.0 million included acquisition-related amortization costs of $25.6 million and rightsizing and other costs of $3.0 million, representing $0.17 and $0.02 of diluted earnings per share from continuing operations ("EPS"), respectively. Excluding these items, adjusted earnings from continuing operations for the quarter were $234.6 million (+15% over the comparable period in 2018), and adjusted EPS was $1.60 (+18% over the comparable period in 2018).

Year to Date 2019 Financial Results:

For the nine month period ended September 30, 2019, revenue was $5.4 billion, an increase of 3.4% over the comparable period in the prior year. The increase was driven by organic growth of 5.5% and acquisition growth of 0.8%, partially offset by a 2.5% unfavorable impact from FX and 0.4% due to dispositions.

Earnings from continuing operations of $509.8 million included acquisition-related amortization costs of $78.5 million and rightsizing and other costs of $11.2 million, representing $0.53 and $0.08 of EPS, respectively. In addition, the period included a $46.9 million, or $0.32 of EPS, non-cash after-tax loss on assets held for sale related to Finder Pompe S.r.l. (a supplier of pumps to the upstream oil & gas industry), which was sold on April 2, 2019. Excluding these items, adjusted earnings from continuing operations for the period were $646.4 million (+19% over the comparable period in 2018), and adjusted EPS was $4.40 (+24% over the comparable period in 2018).

Management Commentary:

Dover’s President and Chief Executive Officer, Richard J. Tobin, said, “The Dover portfolio companies delivered solid third quarter results as organic growth of 6% drove 180 bps of improvement in adjusted operating margins over the comparable period in 2018 as a result of volume leverage and solid operational execution.

“Our Fluids segment had another solid quarter with organic growth of 10%, driven by robust trading conditions and solid production performance in both our retail fueling business and pumps and process solutions markets. Engineered Systems' organic growth of 6% was driven by both the industrial and printing & identification platforms, with our digital printing business posting strong growth during the quarter. Refrigeration & Food Equipment had a slower quarter due to reduced demand conditions in food retail and heat exchangers, particularly in Asia.

“As we turn our attention to the fourth quarter, we are focused on delivering on our objectives for both earnings and cash flow, despite the uncertain demand and macro environment in several of our businesses and operating geographies. As a result of our solid third quarter performance, we are reaffirming and tightening our full year 2019 adjusted EPS guidance to $5.82 to $5.85."

Conference Call Information:

Dover will host a webcast and conference call to discuss its third quarter 2019 results at 10:00 A.M. Eastern Time (9:00 A.M. Central Time) on Thursday, October 17, 2019. The webcast can be accessed on the Dover website at dovercorporation.com. The conference call will also be made available for replay on the website. Additional information on Dover’s third quarter and year to date results and its operating segments can be found on the Company’s website.

About Dover:

Dover is a diversified global manufacturer with annual revenue of approximately $7 billion. We deliver innovative equipment and components, specialty systems, consumable supplies, software and digital solutions, and support services through three operating segments: Engineered Systems, Fluids and Refrigeration & Food Equipment. Dover combines global scale with operational agility to lead the markets we serve. Recognized for our entrepreneurial approach for over 60 years, our team of 24,000 employees takes an ownership mindset, collaborating with customers to redefine what’s possible. Headquartered in Downers Grove, Illinois, Dover trades on the New York Stock Exchange under “DOV.” Additional information is available at dovercorporation.com.

Forward-Looking Statements:

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this document other than statements of historical fact are statements that are, or could be deemed, “forward-looking” statements. Forward-looking statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control. Factors that could cause actual results to differ materially from current expectations include, among other things, general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, and our ability to derive expected benefits from restructuring, productivity initiatives and other cost reduction actions. For details on the risks and uncertainties that could cause our results to differ materially from the forward-looking statements contained herein, we refer you to the documents we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2018, and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available from the Securities and Exchange Commission, and on our website, dovercorporation.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

INVESTOR SUPPLEMENT - THIRD QUARTER 2019

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue	$1,825,345	$1,747,403	$5,360,808	$5,183,168
Cost of goods and services	1,151,857	1,100,883	3,391,185	3,268,583
Gross profit	673,488	646,520	1,969,623	1,914,585
Selling, general, and administrative expenses	390,775	426,445	1,195,875	1,290,246
Loss on assets held for sale	—	—	46,946	—
Operating earnings	282,713	220,075	726,802	624,339
Interest expense	31,410	31,192	94,972	98,957
Interest income	(1,263)	(2,060)	(3,098)	(6,680)
Other income, net	(5,364)	(2,073)	(11,059)	(6,641)
Earnings before provision for income taxes	257,930	193,016	645,987	538,703
Provision for income taxes	51,924	35,711	136,191	105,533
Earnings from continuing operations	206,006	157,305	509,796	433,170
Loss from discontinued operations, net	—	—	—	(4,472)
Net earnings	$206,006	$157,305	$509,796	$428,698

Basic earnings (loss) per share*:
Earnings from continuing operations	$1.42	$1.07	$3.51	$2.87
Loss from discontinued operations, net	—	—	—	(0.03)
Net earnings	$1.42	$1.07	$3.51	$2.84

Weighted average shares outstanding	145,372	147,344	145,276	151,177
Diluted earnings (loss) per common share*:
Earnings from continuing operations	$1.40	$1.05	$3.47	$2.82
Loss from discontinued operations, net	—	—	—	(0.03)
Net earnings	$1.40	$1.05	$3.47	$2.79

Weighted average shares outstanding	147,051	149,457	147,053	153,429

Dividends paid per common share	$0.49	$0.48	$1.45	$1.42

* Per share data may be impacted by rounding.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)(in thousands)

	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2018
REVENUE
Engineered Systems
Printing & Identification	$282,086	$278,813	$287,157	$848,056	$282,522	$299,834	$283,232	$865,588	$296,843	$1,162,431
Industrials	405,105	417,688	414,634	1,237,427	389,104	403,155	388,302	1,180,561	399,956	1,580,517
	687,191	696,501	701,791	2,085,483	671,626	702,989	671,534	2,046,149	696,799	2,742,948

Fluids	703,224	729,433	753,046	2,185,703	628,098	693,666	690,065	2,011,829	785,509	2,797,338

Refrigeration & Food Equipment	334,643	385,474	370,335	1,090,452	338,235	401,766	386,214	1,126,215	326,878	1,453,093

Intra-segment eliminations	(301)	(702)	173	(830)	(288)	(327)	(410)	(1025)	(236)	(1,261)
Total consolidated revenue	$1,724,757	$1,810,706	$1,825,345	$5,360,808	$1,637,671	$1,798,094	$1,747,403	$5,183,168	$1,808,950	$6,992,118

NET EARNINGS
Segment Earnings:
Engineered Systems	$123,074	$131,770	$136,022	$390,866	$102,066	$126,649	$108,714	$337,429	$113,841	$451,270
Fluids [1]	52,221	128,915	145,502	326,638	67,348	93,028	101,207	261,583	128,221	389,804
Refrigeration & Food Equipment	24,807	44,375	35,211	104,393	29,182	51,372	42,434	122,988	13,131	136,119
Total segments	200,102	305,060	316,735	821,897	198,596	271,049	252,355	722,000	255,193	977,193
Corporate expense / other	30,866	24,512	28,658	84,036	30,763	30,050	30,207	91,020	38,704	129,724
Interest expense	31,808	31,754	31,410	94,972	35,640	32,125	31,192	98,957	32,015	130,972
Interest income	(890)	(945)	(1,263)	(3,098)	(2,057)	(2,563)	(2,060)	(6,680)	(2,201)	(8,881)
Earnings before provision for income taxes	138,318	249,739	257,930	645,987	134,250	211,437	193,016	538,703	186,675	725,378
Provision for income taxes	32,613	51,654	51,924	136,191	24,841	44,981	35,711	105,533	28,700	134,233
Earnings from continuing operations	105,705	198,085	206,006	509,796	109,409	166,456	157,305	433,170	157,975	591,145
Earnings (loss) from discontinued operations, net	—	—	—	—	22,025	(26,497)	—	(4,472)	(16,406)	(20,878)
Net earnings	$105,705	$198,085	$206,006	$509,796	$131,434	$139,959	$157,305	$428,698	$141,569	$570,267

SEGMENT MARGIN
Engineered Systems	17.9%	18.9%	19.4%	18.7%	15.2%	18.0%	16.2%	16.5%	16.3%	16.5%
Fluids [1]	7.4%	17.7%	19.3%	14.9%	10.7%	13.4%	14.7%	13.0%	16.3%	13.9%
Refrigeration & Food Equipment	7.4%	11.5%	9.5%	9.6%	8.6%	12.8%	11.0%	10.9%	4.0%	9.4%
Total segment operating margin	11.6%	16.8%	17.4%	15.3%	12.1%	15.1%	14.4%	13.9%	14.1%	14.0%

DEPRECIATION AND AMORTIZATION EXPENSE
Engineered Systems	$17,795	$17,865	$17,455	$53,115	$19,239	$19,203	$18,204	$56,646	$19,233	$75,879
Fluids	35,426	35,146	34,762	105,334	34,449	34,981	34,954	104,384	36,060	140,444
Refrigeration & Food Equipment	13,011	12,777	13,047	38,835	13,579	13,524	13,533	40,636	19,841	60,477
Corporate	1,506	1,981	1,523	5,010	1,358	1,595	1,399	4,352	1,428	5,780
Total depreciation and amortization expense	$67,738	$67,769	$66,787	$202,294	$68,625	$69,303	$68,090	$206,018	$76,562	$282,580

 1 Q1 and Q3 YTD 2019 includes a $46,946 loss on assets held for sale for Finder Pompe S.r.l. ("Finder"). Excluding this loss, Fluids segment earnings was $99,167 and $373,584, respectively, and segment margin was 14.1% and 17.1%, respectively.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(continued)
(unaudited)(in thousands)

	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2018
BOOKINGS
Engineered Systems
Printing & Identification	$280,658	$276,402	$296,654	$853,714	$284,437	$306,770	$271,367	$862,574	$295,963	$1,158,537
Industrials	414,786	385,181	413,925	1,213,892	466,722	412,780	390,606	1,270,108	481,172	1,751,280
	695,444	661,583	710,579	2,067,606	751,159	719,550	661,973	2,132,682	777,135	2,909,817

Fluids	712,856	770,091	780,320	2,263,267	703,461	737,340	723,996	2,164,797	734,943	2,899,740

Refrigeration & Food Equipment	376,998	384,365	323,422	1,084,785	372,701	428,816	331,979	1,133,496	341,221	1,474,717

Intra-segment eliminations	(682)	(408)	(472)	(1,562)	(624)	33	(549)	(1,140)	(584)	(1,724)

Total consolidated bookings	$1,784,616	$1,815,631	$1,813,849	$5,414,096	$1,826,697	$1,885,739	$1,717,399	$5,429,835	$1,852,715	$7,282,550

BACKLOG
Engineered Systems
Printing & Identification	$121,374	$119,967	$125,084		$135,915	$137,019	$126,609		$122,028
Industrials	448,137	414,996	412,817		376,474	372,525	367,963		438,546
	569,511	534,963	537,901		512,389	509,544	494,572		560,574

Fluids	538,888	564,603	584,539		544,250	564,959	588,632		523,791

Refrigeration & Food Equipment	311,632	310,454	262,870		283,250	309,440	255,783		268,991

Intra-segment eliminations	(377)	(114)	(231)		(389)	(134)	(58)		(185)

Total consolidated backlog	$1,419,654	$1,409,906	$1,385,079		$1,339,500	$1,383,809	$1,338,929		$1,353,171

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)(in thousands, except per share data*)

Earnings Per Share
	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2018

Basic earnings (loss) per common share:
Continuing operations	$0.73	$1.36	$1.42	$3.51	$0.71	$1.10	$1.07	$2.87	$1.08	$3.94
Discontinued operations	—	—	—	—	0.14	(0.17)	—	(0.03)	(0.11)	(0.14)
Net earnings	$0.73	$1.36	$1.42	$3.51	$0.85	$0.92	$1.07	$2.84	$0.97	$3.80

Diluted earnings (loss) per common share:
Continuing operations	$0.72	$1.35	$1.40	$3.47	$0.70	$1.08	$1.05	$2.82	$1.07	$3.89
Discontinued operations	—	—	—	—	0.14	(0.17)	—	(0.03)	(0.11)	(0.14)
Net earnings	$0.72	$1.35	$1.40	$3.47	$0.84	$0.91	$1.05	$2.79	$0.96	$3.75

Net earnings (loss) and weighted average shares used in calculated earnings per share amounts are as follows:
Net earnings (loss):
Continuing operations	$105,705	$198,085	$206,006	$509,796	$109,409	$166,456	$157,305	$433,170	$157,975	$591,145
Discontinued operations	—	—	—	—	22,025	(26,497)	—	(4,472)	(16,406)	(20,878)
Net earnings	$105,705	$198,085	$206,006	$509,796	$131,434	$139,959	$157,305	$428,698	$141,569	$570,267

Weighted average shares outstanding:
Basic	145,087	145,366	145,372	145,276	154,520	151,744	147,344	151,177	146,007	149,874
Diluted	146,911	147,179	147,051	147,053	157,090	153,938	149,457	153,429	147,940	152,133

* Per share data may be impacted by rounding.

Non-GAAP Reconciliations

Adjusted Earnings Per Share (Non-GAAP)
Earnings from continuing operations are adjusted by the effect of acquisition-related amortization, rightsizing and other costs, loss on assets held for sale, and the Tax Cuts and Jobs Act to derive adjusted earnings from continuing operations and adjusted diluted earnings per common share as follows:
	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2018
Adjusted earnings:
Earnings from continuing operations	$105,705	$198,085	$206,006	$509,796	$109,409	$166,456	$157,305	$433,170	$157,975	$591,145
Acquisition-related amortization, pre-tax [1]	35,635	34,997	34,244	104,876	38,150	38,072	34,997	111,219	35,078	146,297
Acquisition-related amortization, tax impact [2]	(8,964)	(8,777)	(8,624)	(26,365)	(9,716)	(9,683)	(8,785)	(28,184)	(8,817)	(37,001)
Rightsizing and other costs, pre-tax [3]	3,963	6,457	3,807	14,227	4,371	6,808	24,201	35,380	37,448	72,828
Rightsizing and other costs, tax impact [2]	(861)	(1,377)	(806)	(3,044)	(797)	(1,448)	(4,477)	(6,722)	(7,809)	(14,531)
Loss on assets held for sale [4]	46,946	—	—	46,946	—	—	—	—	—	—
Tax Cuts and Jobs Act [5]	—	—	—	—	—	—	—	—	(2,832)	(2,832)
Adjusted earnings from continuing operations	$182,424	$229,385	$234,627	$646,436	$141,417	$200,205	$203,241	$544,863	$211,043	$755,906

Adjusted diluted earnings per common share*:
Diluted earnings per share from continuing operations	$0.72	$1.35	$1.40	$3.47	$0.70	$1.08	$1.05	$2.82	$1.07	$3.89
Acquisition-related amortization, pre-tax [1]	0.24	0.24	0.23	0.71	0.24	0.25	0.23	0.72	0.24	0.96
Acquisition-related amortization, tax impact [2]	(0.06)	(0.06)	(0.06)	(0.18)	(0.06)	(0.06)	(0.06)	(0.18)	(0.06)	(0.24)
Rightsizing and other costs, pre-tax [3]	0.03	0.04	0.03	0.10	0.03	0.04	0.16	0.23	0.25	0.48
Rightsizing and other costs, tax impact [2]	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)	(0.03)	(0.04)	(0.05)	(0.10)
Loss on assets held for sale [4]	0.32	—	—	0.32	—	—	—	—	—	—
Tax Cuts and Jobs Act [5]	—	—	—	—	—	—	—	—	(0.02)	(0.02)
Adjusted diluted earnings per share from continuing operations	$1.24	$1.56	$1.60	$4.40	$0.90	$1.30	$1.36	$3.55	$1.43	$4.97

[1] Includes amortization on acquisition-related intangible assets and inventory step-up.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Rightsizing and other costs include actions taken on employee reductions, facility consolidations and site closures, product line exits and other associated asset charges.
[4] Represents a loss on assets held for sale of Finder. Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.
[5] 2018 tax benefits related to additional Tax Cuts and Jobs Act regulatory guidance covered by SAB 118.
* Per share data and totals may be impacted by rounding.

Adjusted EPS from Continuing Operations Guidance Reconciliation
	Range
2019 Guidance for Earnings per Share from Continuing Operations (GAAP)	$4.69		$4.72
Acquisition-related amortization, net		0.71
Rightsizing and other costs, net		0.10
Loss on assets held for sale		0.32
2019 Guidance for Adjusted Earnings per Share from Continuing Operations (Non-GAAP)	$5.82		$5.85

DOVER CORPORATION
ADDITIONAL INFORMATION
(unaudited)(in thousands)

Quarterly Cash Flow

	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2018
Net Cash Flows Provided By (Used In):
Operating activities	$24,524	$208,709	$350,865	$584,098	$15,535	$159,205	$243,944	$418,684	$370,509	$789,193
Investing activities	(217,690)	(69,755)	(48,612)	(336,057)	(122,597)	(51,606)	(35,922)	(210,125)	(35,355)	(245,480)
Financing activities	36,067	(60,596)	(277,901)	(302,430)	(289,103)	(227,734)	(232,476)	(749,313)	(148,525)	(897,838)

Quarterly Free Cash Flow (Non-GAAP)

	2019				2018
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2018
Cash flow from operating activities	$24,524	$208,709	$350,865	$584,098	$15,535	$159,205	$243,944	$418,684	$370,509	$789,193
Less: Capital expenditures	(37,122)	(53,970)	(46,184)	(137,276)	(44,678)	(51,686)	(38,192)	(134,556)	(36,438)	(170,994)
Free cash flow	$(12,598)	$154,739	$304,681	$446,822	$(29,143)	$107,519	$205,752	$284,128	$334,071	$618,199

Free cash flow as a percentage of revenue	(0.7)%	8.5%	16.7%	8.3%	(1.8)%	6.0%	11.8%	5.5%	18.5%	8.8%

Revenue Growth Factors

	Three Months Ended September 30, 2019
	Engineered Systems	Fluids	Refrigeration & Food Equipment	Total
Organic	6.3%	9.8%	(3.2)%	5.6%
Acquisitions	—%	2.6%	—%	1.0%
Dispositions	—%	(1.3)%	—%	(0.5)%
Currency translation	(1.8)%	(2.0)%	(0.9)%	(1.6)%
Total *	4.5%	9.1%	(4.1)%	4.5%

	Nine Months Ended September 30, 2019
	Engineered Systems	Fluids	Refrigeration & Food Equipment	Total
Organic	4.5%	10.7%	(1.9)%	5.5%
Acquisitions	—%	2.0%	—%	0.8%
Dispositions	—%	(1.0)%	—%	(0.4)%
Currency translation	(2.6)%	(3.1)%	(1.3)%	(2.5)%
Total *	1.9%	8.6%	(3.2)%	3.4%

* Totals may be impacted by rounding.

Non-GAAP Disclosures

In an effort to provide investors with additional information regarding our results as determined by GAAP, Management also discloses non-GAAP information that Management believes provides useful information to investors. Adjusted earnings from continuing operations, adjusted diluted earnings per share from continuing operations, free cash flow, and organic revenue growth are not financial measures under GAAP and should not be considered as a substitute for earnings from continuing operations, diluted earnings per share from continuing operations, cash flows from operating activities, or revenue as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies.

Adjusted earnings from continuing operations represents earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs, loss on assets held for sale, and the Tax Cuts and Jobs Act. We exclude after-tax acquisition-related amortization because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company consummates. We exclude the other items because they occur for reasons that may be unrelated to the Company's commercial performance during the period and/or Management believes they are not indicative of the Company's ongoing operating costs or gains in a given period. Management believes this information is useful to investors to better understand the Company’s ongoing profitability as it will better reflect the Company's core operating results, offer more transparency and facilitate easier comparability to prior and future periods and to its peers. Adjusted diluted earnings per share from continuing operations represents adjusted earnings from continuing operations divided by average diluted shares.

Free cash flow represents net cash provided by operating activities minus capital expenditures. Management believes that free cash flow is an important measure of operating performance because it provides management and investors a measurement of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, paying dividends, repaying debt and repurchasing our common stock.

Management believes that reporting organic revenue growth, which excludes the impact of foreign currency exchange rates and the impact of acquisitions and dispositions, provides a useful comparison of our revenue performance and trends between periods.